American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 23, 2016 ■ Statement of Additional Information dated May 1, 2015

The following entry for Nalin Yogasundram is added to the Accounts Managed chart on page 41 in the statement of additional information.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Nalin Yogasundram(1)	Number of Accounts	3	1	1
	Assets	$5.8 billion (2)	$51.3 million	$12.4 million
1 Information provided as of February 17, 2016 .
2 Includes $409.3 million in VP Capital Appreciation.

The following is added as the fourth sentence under Ownership of Securities on page 43 of the statement of additional information.
As of February 17, 2016, Nalin Yogasundram did not beneficially own shares of VP Capital Appreciation.

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